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                                                                    Exhibit 10.5

              AMENDMENT NO. 2 TO 2000 EMPLOYEE STOCK PURCHASE PLAN
              ----------------------------------------------------

     Section IV.C. of the Purchase Plan is hereby deleted in its entirety and replaced with the following:

          "Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in January each year to the last business day in June of the same year and from the first business day in July each year to the last business day in December of the same year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in December 2001."

     The following Corporate Affiliates are hereby added to Schedule A to the Purchase Plan to be included in the Purchase Plan as Participating Corporations and listed immediately below Multilink Technology Corporation on said Schedule
A:

     "Multilink Technology Canada, ULC (Canada)

     Multilink Technology GmbH (Germany)

     MLTC Israel, Ltd. (Israel)

     UAB Multilink Technology (Lithuania)

     UAB Multilink Technology Kaunas (Lithuania)

     Multilink Technology UK, Ltd (UK)"

     The second sentence of Paragraph R of the Appendix to the Purchase Plan is hereby deleted in its entirety and replaced with the following:

          "The initial Purchase Date shall be December 31, 2001."

     Paragraph S of the Appendix to the Purchase Plan is hereby deleted in its entirety and replaced with the following:

          "PURCHASE INTERVAL shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant; provided, however, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in December 2001 and therefore may be shorter or longer than six (6) months."